Exhibit 10.15

EXTENSION OF WARRANT AGREEMENT

(INITIALLY DATED OCTOBER 1, 2012)

Dated as of: July 9, 2014

Algodon Wines & Luxury Development Group, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the “Company”), hereby agrees with DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), to extend the terms of their Warrant Agreement, dated October 1, 2012 (the “Warrant Agreement”), to a second offering being conducted by the Company, commencing on or about July 9, 2014 (hereinafter, the “Second Offering”). Except as expressly modified herein, all of the terms and provisions set forth in the Warrant Agreement shall apply with respect to the Second Offering.

The modifications to the Warrant Agreement are as follows:

1.      As of July 9, 2014, all references to the “Offering” shall refer to the Company’s proposed private placement of up to 10,000,000 shares of common stock of the Company, $.01 par value per share (plus up to an additional 3,000,000 shares on the same terms), at an offering price of $3.00 per share.

2.      To the extent the Warrant Agreement pertains to the Second Offering, all references to the “Exercise Price” shall be understood to be $3.00 per share.

3.      The legend referred to in paragraph 8.1 of the Warrant Agreement shall read as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE EXTENSION OF WARRANT AGREEMENT BETWEEN THE ISSUER AND DPEC CAPITAL, INC. DATED AS OF JULY 9, 2014, AS AMENDED AND REVISED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DPEC CAPITAL, INC.		ALGODON WINES & LUXURY
DEVELOPMENT GROUP, INC.

By:	/s/ Keith Fasano	By:	/s/ Scott L. Mathis
	Name: Keith Fasano		Name: Scott L. Mathis
	Title: Chief Compliance Officer		Title: President

SECOND EXTENSION OF WARRANT AGREEMENT

(INITIALLY DATED OCTOBER 1, 2012)

Dated as of: September 8, 2014

Algodon Wines & Luxury Development Group, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the “Company”), hereby agrees with DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), to extend the terms of their Warrant Agreement, dated October 1, 2012 (the “Warrant Agreement”), as previously amended and extended on July 9, 2014 (the “Initial Extension”), to a second offering being conducted by the Company, commencing on or about July 9, 2014, as amended on September 8, 2014 (hereinafter, the “Amended Second Offering”). Except as expressly modified herein, all of the terms and provisions set forth in the Warrant Agreement and the Initial Extension shall apply with respect to the Amended Second Offering.

The modifications to the Warrant Agreement are as follows:

1. As of September 8, 2014, all references to the “Offering” shall refer to the Company’s proposed private placement of up to 5,000,000 shares of common stock of the Company, $.01 par value per share (plus up to an additional 1,500,000 shares on the same terms), at an offering price of $2.00 per share.

2. To the extent the Warrant Agreement pertains to the Amended Second Offering, all references to the “Exercise Price” shall be understood to be $2.00 per share.

3. The legend referred to in paragraph 8.1 of the Warrant Agreement shall read as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE EXTENSION OF WARRANT AGREEMENT BETWEEN THE ISSUER AND DPEC CAPITAL, INC. DATED AS OF SEPTEMBER 8, 2014, AS AMENDED AND REVISED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DPEC CAPITAL, INC.		ALGODON WINES & LUXURY
DEVELOPMENT GROUP, INC.

By:	/s/ Keith Fasano	By:	/s/ Scott L. Mathis
	Name: Keith Fasano		Name: Scott L. Mathis
	Title: Chief Compliance Officer		Title: President

THIRD EXTENSION OF WARRANT AGREEMENT

(INITIALLY DATED OCTOBER 1, 2012)

Dated as of: October 1, 2015

Algodon Wines & Luxury Development Group, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Algodon Wines & Luxury Development Group, Inc., a Delaware corporation (the “Company”), hereby agrees with DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), to extend the terms of their Warrant Agreement, dated October 1, 2012 (the “Warrant Agreement”), as previously amended and extended on July 9, 2014 and September 8, 2014 (the “Initial Extensions”), to a third offering being conducted by the Company, commencing on or about October 1, 2015 (hereinafter the “2015 Contingent Common Stock Offering”). Except as expressly modified herein, all of the terms and provisions set forth in the Warrant Agreement and the Initial Extensions shall apply with respect to the 2015 Contingent Common Stock Offering.

The modifications to the Warrant Agreement are as follows:

1. All references to the “Offering” shall refer to the 2015 Contingent Common Stock Offering of up to 10,000,000 shares of common stock of the Company, $.01 par value per share (plus up to an additional 2,500,000 shares on the same terms), at an offering price of $2.50 per share.

2. To the extent the Warrant Agreement pertains to the 2015 Contingent Common Stock Offering, all references to the “Exercise Price” shall be understood to be $2.50 per share.

3. The legend referred to in paragraph 8.1 of the Warrant Agreement shall read as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE THIRD EXTENSION OF WARRANT AGREEMENT BETWEEN THE ISSUER AND DPEC CAPITAL, INC. DATED AS OF OCTOBER 1, 2015, AS AMENDED AND REVISED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DPEC CAPITAL, INC.		ALGODON WINES & LUXURY
DEVELOPMENT GROUP, INC.

By:		By:
	Name: Keith Fasano	Name: Scott L. Mathis
	Title: Chief Compliance Officer	Title: President